Exhibit 21.1

List of Subsidiaries of Spirit Realty Capital, Inc. as of December 31, 2022

Name of Subsidiary	State of Incorporation or Formation
Carbonite Merger Sub LLCC	Maryland
Conwa Equity II, LLC	Delaware
Conwa Property II, LLC	Delaware
FRIS CHKN, LLC	Delaware
Spirit AA Columbia Heights MN, LLC	Delaware
Spirit AA Duluth MN, LLC	Delaware
Spirit AA Fergus Falls MN, LLC	Delaware
Spirit AA Grand Forks ND, LLC	Delaware
Spirit AA Holland MI, LLC	Delaware
Spirit AA Holland Township MI, LLC	Delaware
Spirit AA Zeeland MI, LLC	Delaware
Spirit AF Amarillo TX, LLC	Delaware
Spirit AH St. John MO, LLC	Delaware
Spirit AP Portfolio I, LLC	Delaware
Spirit AP Portfolio II, LLC	Delaware
Spirit AP Portfolio III, LLC	Delaware
Spirit AS Baton Rouge LA, LLC	Delaware
Spirit AS Macon GA, LLC	Delaware
Spirit AS Richland Hills TX, LLC	Delaware
Spirit AT 3205 Bassett CA, LP	Arizona
Spirit BB Evanston IL, LLC	Delaware
Spirit BB Las Cruces NM, LLC	Arizona
Spirit BB Wichita KS, LLC	Delaware
Spirit BD Rapid City SD, LLC	Delaware
Spirit BD Reading PA, LLC	Delaware
Spirit BJ Ft. Lauderdale FL, LLC	Delaware
Spirit BJ Haverhill MA, LLC	Delaware
Spirit BK SMF SPE, LLC	Delaware
Spirit CC Aurora CO, LLC	Delaware
Spirit CH Fredericksburg TX, LLC	Delaware
Spirit CH Paris TX, LP	Delaware
Spirit CH Tilton NH, LLC	Delaware
Spirit CK Portfolio I, LLC	Delaware
Spirit CK Portfolio II, LLC	Delaware
Spirit CK Portfolio III, LLC	Delaware
Spirit CK Portfolio IV, LLC	Delaware
Spirit CK Portfolio V, LLC	Delaware
Spirit CK Portfolio VI, LLC	Delaware
Spirit CK Portfolio VII, LLC	Delaware
Spirit CK Portfolio VIII, LLC	Delaware

Name of Subsidiary	State of Incorporation or Formation
Spirit CL St. Croix USVI, LLC	Delaware
Spirit CS Las Cruces NM, LLC	Delaware
Spirit CV Amarillo TX, LLC	Delaware
Spirit CV Azle TX, LLC	Delaware
Spirit CV Clinton NY, LLC	New York
Spirit CV Columbia TN I, LLC	Delaware
Spirit CV Columbia TN II, LLC	Delaware
Spirit CV Del City OK, LLC	Delaware
Spirit CV Fairview Township PA, LLC	Delaware
Spirit CV Florence SC, LLC	Delaware
Spirit CV Glenville Scotia NY, LLC	New York
Spirit CV Gulfport MS, LLC	Delaware
Spirit CV Hamilton OH, LLC	Delaware
Spirit CV Madison MS, LLC	Delaware
Spirit CV Maynard MA, LLC	Delaware
Spirit CV Mechanicville NY, LLC	Arizona
Spirit CV Myrtle Beach SC, LLC	Delaware
Spirit CV Okeechobee FL, LLC	Delaware
Spirit CV Onley VA, LLC	Delaware
Spirit CV Orlando FL, LLC	Delaware
Spirit CV Scioto Trail OH, LLC	Delaware
Spirit CV Waynesville NC, LLC	Delaware
Spirit DA Addison IL, LLC	Delaware
Spirit DG Ardmore TN, LLC	Delaware
Spirit DG Crossville TN, LLC	Delaware
Spirit DG Livingston TN, LLC	Delaware
Spirit ED Salt Lake City UT, LLC	Delaware
Spirit EK Chattanooga TN, LLC	Delaware
Spirit EK Easton PA, LLC	Delaware
Spirit EK Mantua NJ, LLC	Delaware
Spirit EK Spartanburg (Main) SC, LLC	Delaware
Spirit EK Vineland NJ, LLC	Delaware
Spirit FC Portfolio I, LLC	Delaware
Spirit FE Baton Rouge LA, LLC	Delaware
Spirit FE Peoria IL, LLC	Delaware
Spirit FJ SMF SPE, LLC	Delaware
Spirit FL Town Star 2014-2, LLC	Delaware
Spirit General OP Holdings, LLC	Delaware
Spirit GG O'Fallon IL, LLC	Delaware
Spirit GG O'Fallon MO, LLC	Delaware
Spirit GG St. Peters MO, LLC	Delaware
Spirit GO Peoria IL, LLC	Delaware
Spirit GP AT 3205 Bassett CA, LLC	Arizona
Spirit GP HD Colma CA, LLC	Arizona

Name of Subsidiary	State of Incorporation or Formation
Spirit GP TX, LLC	Delaware
Spirit HD Colma CA, LP	Arizona
Spirit HD Lakewood CO, LLC	Delaware
Spirit HH Mt. Juliet TN, LLC	Delaware
Spirit HM Fargo ND, LLC	Minnesota
Spirit IM LNC Portfolio I, LLC	Delaware
Spirit IM TX, LLC	Delaware
Spirit JO SMF SPE, LLC	Delaware
Spirit KO Grand Forks ND, LLC	Delaware
Spirit KO Lake Zurich IL, LLC	Delaware
Spirit KO Olathe KS, LLC	Delaware
Spirit KO Tilton NH, LLC	Delaware
Spirit KO Wichita KS, LP	Delaware
Spirit LA Brooklyn Park MN, LLC	Delaware
Spirit LA Matteson IL, LLC	Delaware
Spirit LA West Chester OH, LLC	Delaware
Spirit Limited Holdings, LLC	Delaware
Spirit LO Chester NY, LLC	Delaware
Spirit LO Cincinnati OH, LLC	Delaware
Spirit LO Lubbock TX, LP	Delaware
Spirit LO Midland TX, LP	Delaware
Spirit LO Tilton NH, LLC	Delaware
Spirit Loan Asset Finance, LLC	Arizona
Spirit LR Johnson City TN, LLC	Delaware
Spirit LZ Newington CT, LLC	Delaware
Spirit Master Funding IV, LLC	Delaware
Spirit Master Funding IX, LLC	Delaware
Spirit Master Funding V, LLC	Delaware
Spirit Master Funding VII, LLC	Delaware
Spirit Master Funding X, LLC	Delaware
Spirit MP-TS Midwest Portfolio, LLC	Delaware
Spirit MT Broadview IL, LLC	Delaware
Spirit MT Collierville TN, LLC	Delaware
Spirit MT Dallas TX, LLC	Delaware
Spirit MT Denver CO, LLC	Delaware
Spirit MT Douglasville GA, LLC	Delaware
Spirit MT Topeka KS, LLC	Delaware
Spirit MT Warwick RI, LLC	Delaware
Spirit Notes Partner, LLC	Delaware
Spirit NT Blaine MN, LLC	Delaware
Spirit OD Balcones Heights TX, LLC	Delaware
Spirit OD Benton AR, LLC	Delaware
Spirit OD Dayton OH, LLC	Delaware
Spirit OD Durham NC, LLC	Delaware

Name of Subsidiary	State of Incorporation or Formation
Spirit OD Enterprise AL, LLC	Delaware
Spirit OD Oxford MS, LLC	Delaware
Spirit PM McCarran NV, LLC	Delaware
Spirit RA Cleveland OH, LLC	Delaware
Spirit RA Defiance OH, LLC	Delaware
Spirit RA Enterprise AL, LLC	Delaware
Spirit RA Fredericksburg VA, LLC	Delaware
Spirit RA Fremont OH, LLC	Delaware
Spirit RA Glassport PA, LLC	Delaware
Spirit RA Lansing MI, LLC	Delaware
Spirit RA Lima OH, LLC	Delaware
Spirit RA Plains PA, LLC	Delaware
Spirit RA Wauseon OH, LLC	Delaware
Spirit Realty AM Corporation	Delaware
Spirit Realty, L.P.	Delaware
Spirit SC Anderson SC, LLC	Delaware
Spirit SK Acquisition, LLC	Delaware
Spirit SPE ALBTSN Portfolio 2013-6, LLC	Delaware
Spirit SPE DG Portfolio 2013-4, LLC	Delaware
Spirit SPE Gallina II, LLC	Delaware
Spirit SPE General Holdings II, LLC	Delaware
Spirit SPE General Holdings, LLC	Delaware
Spirit SPE HG 2015-1, LLC	Delaware
Spirit SPE IM Portfolio 2013-9, LLC	Delaware
Spirit SPE Loan Portfolio 2013-2, LLC	Delaware
Spirit SPE Loan Portfolio 2013-3, LLC	Delaware
Spirit SPE Manager, LLC	Delaware
Spirit SPE Portfolio 2005-3, LLC	Delaware
Spirit SPE Portfolio 2005-4, LP	Delaware
Spirit SPE Portfolio 2005-6, LLC	Delaware
Spirit SPE Portfolio 2006-4, LLC	Delaware
Spirit SPE Portfolio 2007-3, LLC	Delaware
Spirit SPE Portfolio 2012-1, LLC	Delaware
Spirit SPE Portfolio 2012-2, LLC	Delaware
Spirit SPE Portfolio 2012-4, LLC	Delaware
Spirit SPE Portfolio CA C-Stores, LLC	Delaware
Spirit SPE SCOA 2013-8, LLC	Delaware
Spirit SPE SK Acquisition, LLC	Delaware
Spirit SPE US Amarillo 522, LP	Delaware
Spirit SPE US Amarillo 526, LP	Delaware
Spirit SPE US Amarillo 533, LP	Delaware
Spirit SPE US Childress, LP	Delaware
Spirit SPE US Levelland, LP	Delaware
Spirit SPE US Plainview, LLC	Delaware

Name of Subsidiary	State of Incorporation or Formation
Spirit SPE US Snyder, LP	Delaware
Spirit SPE US Wichita Falls, LP	Delaware
Spirit ST Clarksville IN, LLC	Delaware
Spirit ST Greenville SC, LLC	Delaware
Spirit ST Warsaw IN, LLC	Delaware
Spirit TJ Staunton VA, LLC	Arizona
Spirit TS Baldwinsville NY, LLC	Delaware
Spirit TS Baytown TX, LLC	Delaware
Spirit TS Carroll OH, LLC	Delaware
Spirit TS Fairview TN, LLC	Delaware
Spirit TS Fredericksburg TX, LLC	Delaware
Spirit TS Greenfield MN, LLC	Delaware
Spirit TS Mt. Sterling KY, LLC	Delaware
Spirit TS Navasota TX, LLC	Delaware
Spirit TS Parkersburg WV, LLC	Delaware
Spirit TS Prior Lake MN, LLC	Delaware
Spirit TS Rome NY, LLC	Delaware
Spirit VC Victoria TX, LLC	Delaware
Spirit WA Eureka CA, LP	Delaware
Spirit WG Albany GA, LLC	Delaware
Spirit WG Brentwood TN, LLC	Delaware
Spirit WG Bridgetown OH, LLC	Delaware
Spirit WG Bryan TX, LLC	Delaware
Spirit WG Canton IL, LLC	Delaware
Spirit WG Columbia MO, LLC	Delaware
Spirit WG Columbus MS, LLC	Delaware
Spirit WG Crossville TN, LLC	Delaware
Spirit WG Dallas TX, LLC	Delaware
Spirit WG Elmira NY, LLC	Delaware
Spirit WG Fort Worth TX, LLC	Delaware
Spirit WG Gainesville FL, LLC	Delaware
Spirit WG Harriman TN, LLC	Delaware
Spirit WG Harris County TX, LLC	Delaware
Spirit WG Jacksonville FL, LLC	Delaware
Spirit WG Kansas City (63rd St.) MO, LLC	Delaware
Spirit WG Kansas City (Independence) MO, LLC	Delaware
Spirit WG Kansas City (Linwood) MO, LLC	Delaware
Spirit WG Kansas City (Troost) MO, LLC	Delaware
Spirit WG Knoxville TN, LLC	Delaware
Spirit WG Madeira OH, LLC	Delaware
Spirit WG Memphis TN, LLC	Delaware
Spirit WG Mount Pleasant TX, LLC	Delaware
Spirit WG Olivette MO, LLC	Delaware
Spirit WG Oneida TN, LLC	Delaware

Name of Subsidiary	State of Incorporation or Formation
Spirit WG Parkville MO, LLC	Delaware
Spirit WG Picayune MS, LLC	Delaware
Spirit WG Rome NY, LLC	Delaware
Spirit WG San Antonio TX, LLC	Delaware
Spirit WG Seattle WA, LLC	Delaware
Spirit WG Shreveport LA, LLC	Delaware
Spirit WG Topeka KS, LLC	Delaware
Spirit WM New London WI, LLC	Delaware
Spirit WM Spencer IN, LLC	Delaware
Spirit WW II, LLC	Arizona
SWA Remainder II, LLC	Delaware
SWA Remeq II, LLC	Delaware